                            Prudential Mutual Funds
                       Supplement dated November 16, 1998

The following information supplements the Section under the caption "Shareholder Guide" entitled "HOW TO BUY SHARES OF THE FUND(S)" in the Prospectus:

    Investors may be charged a fee if they effect a transaction through a broker or agent.

The following information supplements the Section under the caption "Shareholder Guide" entitled "ALTERNATIVE PURCHASE PLAN--Class A Shares--Reduction and Waiver of Initial Sales Charges--Other Waivers":

    Class A shares are also available at net asset value for: (i) orders placed by broker-dealers, investment advisers or financial planners for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g., mutual fund supermarket programs), and (ii) retirement and deferred compensation plans and trusts to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts," provided any such plans and trusts have existing assets of at least $1 million invested in Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this Supplement relates:

Name of Fund                                    Prospectus Date
---------------------------------------------   -------------------------------------------------
Prudential Equity Fund, Inc.                    February 27, 1998 (Revised as of June 1, 1998)
Prudential Equity Income Fund                   December 30, 1997 (Revised as of June 1, 1998)
Prudential Europe Growth Fund, Inc.             July 1, 1998 (Revised as of October 14, 1998)
Prudential Small Company Value Fund, Inc.       December 2, 1997 (Revised as of October 14, 1998)
Prudential 20/20 Focus Fund                     May 22, 1998 (Revised as of October 14, 1998)
Prudential World Fund, Inc.                     January 7, 1998 (Revised as of June 1, 1998)
  International Stock Series
The Prudential Investment Portfolios, Inc.       August 6, 1998
  Prudential Jennison Growth Fund

MF980C-9